UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

2010

Annual Report

AL FRANK FUND

AL FRANK DIVIDEND VALUE FUND

Al Frank Fund
Al Frank Dividend Value Fund

ANNUAL REPORT
December 31, 2010

Al Frank Funds
85 Argonaut, Suite 220
Aliso Viejo, CA 92656
Shareholder Services 888.263.6443
alfrankfunds.com

Al Frank Asset Management
85 Argonaut, Suite 220, Aliso Viejo, CA 92656
alfrankfunds.com

Dear Shareholders,

What a difference a half-year can make! When last I wrote via this forum in our Semi-Annual Report, the performance figures for the first six months of 2010 were preceded by minus signs as the Al Frank Fund (VALUX) had a -5.77% return and the Al Frank Dividend Value Fund (VALDX) had a -6.21% return for the year through June 30.  After the stellar rebound in 2009, it was not unexpected that a market correction would take place as such events are a normal occurrence for the equity markets. Of course, though there are never any guarantees that the past is indicative of the future, history also shows that stocks can quickly rebound, which is precisely what took place in the second half of 2010.

Happily, the bounce back not only wiped away the mid-year red ink, but helped propel both of our Funds to gains in excess of the long-term averages (as calculated by Morningstar from 1926-2010) for large- and small-company stocks of 9.9% and 12.1%, respectively. Indeed, VALUX, as of December 31, 2010, had an 18.65% full-year return while VALDX had a 14.39% return. By way of comparison, our broad-based benchmarks, the S&P 500® Index and the Russell 3000® Index, had total returns of 15.06% and 16.93%, respectively, last year.

Al Frank Fund

COMPOUND ANNUAL TOTAL RETURNS AS OF 12.31.10
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting alfrankfunds.com. The Funds impose a 2% redemption fee on shares held for 60 days or less. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.

	Al Frank Fund –	Al Frank Fund –	Russell	S&P 500®
	Investor Class	Advisor Class*	3000® Index	Index
1 year	18.65%	18.92%	16.93%	15.06%
5 years	0.69%	N/A	2.74%	2.29%
10 years	8.58%	N/A	2.16%	1.41%
Since 1.2.98 inception	10.22%	-0.97%	4.24%	3.78%

* Commencement of operations on April 30, 2006.
Total Annual Fund Operating Expenses: Investor Class - 1.67%; Advisor Class - 1.42%
Net Annual Fund Operating Expenses: Investor Class - 1.49%; Advisor Class - 1.24%
The advisor has contractually agreed to waive fees through April 30, 2011. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Al Frank Dividend Value Fund

COMPOUND ANNUAL TOTAL RETURNS AS OF 12.31.10					Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting alfrankfunds.com. The Funds impose a 2% redemption fee on shares held for 60 days or less. Performance data does not reflect redemption fee. Had the fee been included, returns would be lower.
	Al Frank Dividend	Al Frank Dividend
	Value Fund –	Value Fund –	Russell	S&P 500®
	Investor Class	Advisor Class*	3000® Index	Index
1 year	14.39%	14.60%	16.93%	15.06%
5 years	1.47%	N/A	2.74%	2.29%
Since 9.30.04 inception	4.11%	-0.42%	4.77%	4.07%

* Commencement of operations on April 30, 2006.
Total Annual Fund Operating Expenses: Investor Class - 2.51%; Advisor Class - 2.26%
Net Annual Fund Operating Expenses: Investor Class - 1.99%; Advisor Class - 1.74%
The advisor has contractually agreed to waive fees through April 30, 2011. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

We remind shareholders that our historical experience has shown that VALUX has been likely to outperform VALDX in strong markets, with the reverse holding true in down markets. This is due to the fact that VALDX is focused only on dividend-paying stocks, with capital appreciation potential tempered by generally lower volatility associated with companies that have the wherewithal and willingness to offer a dividend payout. VALUX holds many of the same stocks as VALDX but does not have a dividend requirement, the end result being a greater weighting in micro- and small-cap stocks, which has contributed to a more volatile return series.

Looking back at 2010, we suspect that many were surprised by the magnitude of the gains, given all of the talk of the ‘new normal’ environment in which returns were supposed to be subdued going forward. To be fair, many stock market pundits were actually upbeat in their prognostications, with Bloomberg reporting in December 2009 that 1,223 on the S&P 500 was the average estimate of 10 brokerages for the 2010 year-end target, but all of the money that was shoveled into bond funds and out of domestic stock funds throughout much of the year suggested that few were ready to re-embrace equities.

Guess the consensus isn’t always wrong, as the S&P 500 actually ended 2010 at 1,257, with the total return for that widely-followed market gauge coming in at 15.06%! Of course, the year was hardly uneventful as the rally came despite May’s frightening ‘Flash Crash’, the seemingly constant worries over European sovereign debt, the on-again/off-again fears of monetary tightening in China and concerns that weak labor and housing markets would push the U.S. economy back into recession. Though the volatility seen throughout much of the year compelled more than a few investors to lighten their equity exposures, those who stayed the course and remained focused on their long-term investment objectives generally were well rewarded for their patience.

While we are pleased with our recent performance, we continue to manage the funds with a long-term investment objective. With this in mind, we are proud of the fact that VALUX has enjoyed an annualized rate of return of 10.22% since its inception on January 2, 1998, compared to a 4.24% annualized return on the Russell 3000 Index. VALDX has had a 4.11% annualized rate of return since its inception on September 30, 2004, versus a 4.77% per annum return for the Russell 3000 Index over the same time span.

*****
Remember that both of our Funds are broadly diversified with exposure across nearly all market sectors. Also, as the pie charts below illustrate, we remain very much an all-cap manager, with representation in micro-, small-, mid-, large- and giant-caps. True, we have been shifting more toward larger-cap holdings, given the opportunities presented by the relative inexpensive valuations that were created as a result of small- and mid-cap stocks dramatically outperforming over the past decade, but we have always been equal opportunity stock pickers, free to go where the bargains reside.

The following attribution analysis illustrates some of the reasons why VALUX and VALDX performed as they did during 2010 relative to their Russell 3000 benchmark index.

The Al Frank Fund benefited from relatively better stock selection within Producer Manufacturing, Technology Services, Energy Minerals and Health Services, while also realizing relatively better returns from overweight positions, and relatively better stock selection, in the Electronic Technology and Process Industries sectors. In descending order of contribution to the outperforming return difference between VALUX and the Russell 3000 Index, Electronic Technology, Process Industries, Health Services, Energy Minerals, Non-Energy Minerals and Consumer Durables proved to be the strongest performers amongst the sector groups during the year.

An underweight position and relatively poor stock selection within the Consumer Services sector pulled down aggregate portfolio performance during 2010. In addition, our relatively better stock selection within the Finance, Consumer Non-Durables and Communications sectors could not overcome our underweight position relative to the benchmark, and therefore negatively affected relative returns.

The Al Frank Fund’s relatively better stock selection within micro-, small- and large-cap names lifted relative performance for the twelve month period. In addition, our relatively better stock selection within the giant-cap space could not surmount the underweight position relative to the Russell 3000 Index, and therefore negatively impacted 2010 performance.

Looking at specific stocks, the top five dollar gainers in VALUX were Anadarko Petroleum, HealthStream, Mosaic, Apple Computer and Eaton Corp, in that order. On the other side of the ledger, H&R Block, Western Digital, Hewlett-Packard, Tsakos Energy and Transocean Ltd. were the biggest dollar losers.

Al Frank Fund

TOP FIFTEEN HOLDINGS AND SECTOR COMPOSITION
	Name	% Net Assets	Sector	% Net Assets
1	Mosaic	1.4%	Electronic Technology	17.9%
2	Eaton	1.3%	Finance	10.1%
3	BHP Billiton	1.3%	Energy Minerals	8.5%
4	Anadarko Petroleum	1.2%	Health Technology	7.4%
5	Walt Disney	1.2%	Retail Trade	6.7%
6	Marathon Oil	1.2%	Consumer Durables	5.5%
7	Freeport-McMoRan Copper & Gold	1.2%	Process Industries	4.8%
8	McKesson	1.1%	Technology Services	4.8%
9	Stage Stores	1.1%	Industrial Services	4.6%
10	Apache	1.1%	Transportation	4.5%
11	Walgreen	1.1%	Consumer Services	3.7%
12	Ameriprise Financial	1.0%	Non-Energy Minerals	3.7%
13	Archer-Daniels-Midland	1.0%	Other	15.0%
14	Diamond Offshore Drilling	1.0%	Securities Lending Collateral	4.0%
15	Olin	1.0%	Short-Term Investments	2.5%

As of December 31, 2010. Top fifteen holdings and sector composition are subject to change. SOURCE: Al Frank.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

COMPOSITION
OF FUND BY MARKET
CAPITALIZATION

Market capitalization is subject
to change.

SOURCE: Al Frank using FactSet Research Systems

During 2010, the Al Frank Dividend Value Fund benefited from relatively better stock selection within Producer Manufacturing and Process Industries, while also realizing relatively better returns from overweight positions within the Non-Energy Minerals, Transportation and Distribution Services sectors. In descending order of positive contribution to VALDX, Producer Manufacturing, Process Industries, Non-Energy Minerals, Transportation, Distribution Services and Consumer Durables proved to be the strongest performers amongst the sector groups during the year.

Relatively poor stock selection within the Consumer and Industrial Services sectors pulled down aggregate portfolio performance during 2010. In addition, underweight positions and relatively poor stock selection within the Health Technology and Technology Services sectors negatively impacted relative returns.

The Al Frank Dividend Value Fund’s relatively better stock selection within micro-caps, and an overweight position in mid-cap names, lifted relative performance for the twelve-month period. Furthermore, relatively poor selection within the small-cap space and a material underweight position in giant-cap names relative to the Russell 3000 Index, negatively impacted 2010 performance.

Looking at specific stocks, the top five dollar gainers in VALDX were Cummins, Freeport McMoran Copper & Gold, Caterpillar, Eaton Corp and Aceto Corp, in that order. On the other side of the ledger, H&R Block, Diamond Offshore, Hewlett-Packard, AU Optronics and Tsakos Energy were the biggest dollar losers.

Al Frank Dividend Value Fund

TOP FIFTEEN HOLDINGS AND SECTOR COMPOSITION
	Name	% Net Assets	Sector	% Net Assets
1	Freeport-McMoRan Copper & Gold	1.6%	Finance	14.0%
2	Eaton	1.5%	Electronic Technology	11.3%
3	Caterpillar	1.3%	Energy Minerals	7.9%
4	Marathon Oil	1.3%	Consumer Non-Durables	7.0%
5	Verizon Communications	1.3%	Transportation	6.2%
6	BHP Billiton	1.3%	Health Technology	5.6%
7	McKesson	1.2%	Technology Services	5.6%
8	Intel	1.2%	Retail Trade	5.6%
9	Microsoft	1.2%	Consumer Durables	5.4%
10	CSX	1.1%	Producer Manufacturing	4.9%
11	Genuine Parts	1.1%	Consumer Services	4.8%
12	Nike	1.1%	Process Industries	4.7%
13	Mattel	1.1%	Non-Energy Minerals	4.6%
14	Chevron	1.1%	Other	10.4%
15	E.I. Du Pont de Nemours	1.1%	Short-Term Investments	2.3%

As of December 31, 2010. Top fifteen holdings and sector composition are subject to change. SOURCE: Al Frank.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

COMPOSITION
OF FUND BY MARKET
CAPITALIZATION

Market capitalization is subject
to change.

SOURCE: Al Frank using FactSet Research Systems

*****
Most market watchers are expecting 2011 to be a good year. Given our emphasis on bottom-up individual stock selection and our oft-stated belief that the only problem with market timing is getting the timing right, we aren’t in the business of guessing where the market will end 2011. However, due in part to the very low interest rate environment, returns a little better than the historical norms referenced above of 10% to 12% per annum over the past eight-plus decades for U.S. stocks (as calculated by Morningstar) would not be surprising, again keeping in mind that the past is never a guarantee of future performance.

Of course, we can’t ignore the fact that investor sentiment gauges like the Bull/Bear Survey from the American Association of Individual Investors are flashing warning signs from a contrarian perspective with many more bulls than bears than is usually seen. However, we like that domestic equity fund flows have only recently turned positive, suggesting that there may be a long way to go before stocks are over-owned. And considering that measures of consumer confidence remain well below their historical average, we aren’t seeing much enthusiasm from Main Street, which we suppose is not surprising given the dismal employment situation and ugly housing climate.

Looking at the prospects for economic growth, which are undoubtedly helped in the near-term by Quantitative Easing II (QEII), the Federal Reserve Chairman Ben Bernanke recently stated that overall, the pace of growth “seems likely to be moderately stronger in 2011 than it was in 2010” and “(W)e have seen increased evidence that a self-sustaining recovery in consumer and business spending may be taking hold.” Also, the head of the U.S. Chamber of Commerce, Thomas Donohue, recently said, “The state of American business is improving. Last year, we worried about a double-dip recession. Today, we are cautiously optimistic that the recovery will continue and pick up steam as the year progresses.” And the Blue Chip Economic Indicators consensus of 50 forecasters believes that U.S. GDP growth will now be a little better than previously thought at 3.3% in 2011, with 3.2% the early estimate for 2012.

To be sure, both the Blue Chip projections (the unemployment rate is projected to be 9.1% by the fourth quarter of this year and 8.4% by fourth quarter 2012) and Mr. Bernanke (“It could take four to five more years for the job market to normalize fully”) are sober in their expectations for the labor picture. Still, we can’t ignore favorable recent statistics from the Institute of Supply Management (ISM) that saw a significant pickup in activity for both the factory (manufacturing) and services (non-manufacturing) sectors, nor that the index of Leading Economic Indicators (a widely-followed gauge of future economic activity) continues to show potential growth ahead.

While the U.S. economy appears to be on the mend, we also like that the uncertainty over the extension of the Bush tax cuts has been alleviated and that we have just entered the third year of the presidency, historically the best of the four-year cycle. More importantly, perhaps, we are pleased with what we are hearing from Corporate America. In addition to a significant pickup in merger and acquisition (M&A) activity, and a healthy dose of dividend increases, the National Federation of Independent Business said its small-business optimism index hit its highest level since December 2007, while the Business Roundtable (a group of CEOs of large corporations) reported that optimism among its members rose to the highest level since early 2006. Also, we just learned that the fourth-quarter poll by the National Association for Business Economics (NABE) found 42% of a diverse group of companies interviewed are looking to increase hiring in the next six months, up from 29% at the beginning of last year, with only 7% saying that they plan to cut jobs. “It looks like the opening melody of a true recovery in the labor market,” said the chairman of the committee that conducted the NABE survey.

Obviously, we’d like to see improved top-line growth and an eventual increase in hiring, but strong corporate profit margins, generally healthy balance sheets and favorable fourth quarter earnings comparisons keep us excited in the interim.

Certainly, the road ahead will not be without a few potholes as there is plenty about which investors should be concerned. Whether it is the budget deficit, tax policy, legislative unknowns, additional shoes that might drop in housing and commercial real estate, European credit worries or geopolitical risks like the unfolding drama in Egypt, we expect market volatility to remain elevated. As such, we are likely to maintain a modestly more active trading strategy, just as we did in 2009 and 2010.

*****
We constantly strive to educate our shareholders and prospective shareholders about our approach and the merits of thinking long term. While many are already receiving our philosophical musings via their subscriptions to The Prudent Speculator, we encourage those who are not subscribers to e-mail us at info@alfrank.com for additional information and to sign up for our free electronic offerings.

All of us at Al Frank Asset Management thank you for your continued loyalty and patronage. We appreciate the faith you have shown in us and I continue to invest my own money right alongside our shareholders in both of our Funds. Best wishes for a prosperous 2011!

Sincerely,

John Buckingham

Opinions expressed are those of John Buckingham, which are subject to change and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

This material must be preceded or accompanied by a prospectus. Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible. Investing in securities of small- and medium-capitalization companies will involve greater price volatility and more limited liquidity than large-capitalization companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments included in this report.

Diversification does not assure a profit or protect against loss in a declining market.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.  It is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is reconstituted annually to ensure new and growing equities are reflected.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

The Al Frank Funds are distributed by Quasar Distributors, LLC.

Al Frank Funds

Al Frank Fund

Comparison of the change in value of a hypothetical $10,000 investment in Al Frank Fund – Investor Class vs. the Russell 3000 Index and the S&P 500 Index.
Al Frank Fund
$22,769

Russell 3000
$12,380

S&P 500
$11,507

	Average Annual Total Return1
	Al Frank Fund –	Al Frank Fund –	Russell	S&P 500®
	Investor Class	Advisor Class*	3000® Index	Index
1 year	18.65%	18.92%	16.93%	15.06%
5 years	0.69%	N/A	2.74%	2.29%
10 years	8.58%	N/A	2.16%	1.41%
Since 1.2.98 inception	10.22%	-0.97%	4.24%	3.78%

Total Annual Fund Operating Expenses: Investor Class - 1.67%; Advisor Class - 1.42%
Net Annual Fund Operating Expenses: Investor Class - 1.49%; Advisor Class - 1.24%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data for the most recent month end is available at www.alfrankfunds.com.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, returns would be reduced.

*	Commencement of operations on April 30, 2006.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies as determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do not incur expenses and are not available for investment.

Al Frank Funds

Al Frank Dividend Value Fund

Comparison of the change in value of a $10,000 investment in the Al Frank Dividend Value Fund – Investor Class vs. the Russell 3000 Index and the S&P 500 Index.
Russell 3000
$13,381

Al Frank Dividend
Value Fund
$12,865

S&P 500
$12,833

	Average Annual Total Return1
	Al Frank Dividend	Al Frank Dividend
	Value Fund –	Value Fund –	Russell	S&P 500®
	Investor Class	Advisor Class*	3000® Index	Index
1 year	14.39%	14.60%	16.93%	15.06%
5 years	1.47%	N/A	2.74%	2.29%
Since 9.30.04 inception	4.11%	-0.42%	4.77%	4.07%

Total Annual Fund Operating Expenses: Investor Class - 2.51%; Advisor Class - 2.26%
Net Annual Fund Operating Expenses: Investor Class - 1.99%; Advisor Class - 1.74%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data for the most recent month end is available at www.alfrankfunds.com.

Returns reflect the reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graphs above do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held less than 60 days.  If it did, returns would be reduced.

*	Commencement of operations on April 30, 2006.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies as determined by total market capitalization.

The S&P 500 Index is a broad based unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic market.

Indices do not incur expenses and are not available for investment.

Al Frank Funds

EXPENSE EXAMPLE at December 31, 2010 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both the Investor Class and the Advisor Class at the beginning of the period and held for the entire period (7/1/10– 12/31/10).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.49% and 1.24% per the advisory agreement for the Al Frank Fund Investor Class and Advisor Class, respectively, and 1.98% and 1.73% for the Al Frank Dividend Value Fund Investor Class and Advisor Class, respectively. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your transaction costs would have been higher.

Al Frank Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual	$1,000.00	$1,259.10	$8.48
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

*
Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual	$1,000.00	$1,260.80	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Funds

EXPENSE EXAMPLE at December 31, 2010 (Unaudited), Continued

Al Frank Dividend Value Fund – Investor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual	$1,000.00	$1,219.60	$11.08
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Dividend Value Fund – Advisor Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual	$1,000.00	$1,220.80	$9.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79

*
Expenses are equal to the Fund’s annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

Al Frank Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2010 (Unaudited)

Al Frank Fund

at December 31, 2010

Al Frank Dividend Value Fund

at December 31, 2010

Percentages represent market value as a percentage of total investments.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares	COMMON STOCKS: 97.16%	Value
	COMMUNICATIONS: 1.08%
	Major Telecommunications: 1.08%
13,000	Nippon Telegraph & Telephone Corp. – ADR	$298,220
25,000	Verizon Communications, Inc.	894,500
	Total Communications (Cost $1,039,703)	1,192,720

	CONSUMER DURABLES: 5.45%
	Automotive Aftermarket: 0.81%
23,000	Cooper Tire & Rubber Co.	542,340
30,000	Goodyear Tire & Rubber Co. (a)	355,500
		897,840
	Electronics/Appliances: 1.23%
10,000	Helen Of Troy Ltd. (a) (b)	297,400
12,000	Whirlpool Corp.	1,065,960
		1,363,360
	Homebuilding: 1.25%
43,000	D.R. Horton, Inc.	512,990
12,000	M.D.C. Holdings, Inc.	345,240
28,000	Toll Brothers, Inc. (a)	532,000
		1,390,230
	Recreational Products: 2.16%
45,000	Activision Blizzard, Inc.	559,800
20,000	Hasbro, Inc.	943,600
35,000	Mattel, Inc.	890,050
		2,393,450
	Total Consumer Durables (Cost $4,875,504)	6,044,880

	CONSUMER NON-DURABLES: 3.58%
	Apparel/Footwear: 0.49%
40,000	Delta Apparel, Inc. (a)	540,000

	Beverages: Non-Alcoholic: 0.95%
16,000	Coca-Cola Co.	1,052,320

	Food: Major Diversified: 0.57%
20,000	Kraft Foods, Inc. – Class A	630,200

	Food: Meat/Fish/Dairy: 0.73%
47,000	Tyson Foods, Inc. – Class A	809,340

	Tobacco: 0.84%
16,000	Philip Morris International Inc.	936,480
	Total Consumer Non-Durables (Cost $2,907,143)	3,968,340

	CONSUMER SERVICES: 3.75%
	Cable/Satellite TV: 0.83%
42,000	Comcast Corp. – Class A	922,740

	Casinos/Gaming: 0.48%
30,000	International Game Technology	530,700

	Hotels/Resorts/Cruiselines: 0.50%
12,000	Carnival Corp. (b)	553,320

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	CONSUMER SERVICES: 3.75% (continued)
	Media Conglomerates: 1.22%
36,000	Walt Disney Co.	$1,350,360

	Restaurants: 0.72%
25,000	Starbucks Corp.	803,250
	Total Consumer Services (Cost $3,069,760)	4,160,370

	DISTRIBUTION SERVICES: 3.15%
	Electronics Distributors: 2.01%
30,000	Avnet, Inc. (a)	990,900
84,000	Brightpoint, Inc. (a)	733,320
45,000	Wayside Technology Group, Inc.	506,700
		2,230,920
	Medical Distributors: 1.14%
18,000	McKesson Corp.	1,266,840
	Total Distribution Services (Cost $2,123,937)	3,497,760

	ELECTRONIC TECHNOLOGY: 17.91%
	Aerospace & Defense: 5.29%
5,000	American Science and Engineering, Inc.	426,150
22,500	BE Aerospace, Inc. (a)	833,175
40,000	Ducommun, Inc.	871,200
7,000	General Dynamics Corp.	496,720
13,000	L-3 Communications Holdings, Inc.	916,370
60,000	LMI Aerospace, Inc. (a)	959,400
11,000	Lockheed Martin Corp.	769,010
13,000	Raytheon Co.	602,420
		5,874,445
	Computer Communications: 1.33%
40,000	Cisco Systems, Inc. (a)	809,200
60,000	Digi International, Inc. (a)	666,000
		1,475,200
	Computer Peripherals: 1.27%
35,000	Seagate Technology PLC (a) (b)	526,050
26,000	Western Digital Corp. (a)	881,400
		1,407,450
	Computer Processing Hardware: 1.70%
3,250	Apple Inc. (a)	1,048,320
20,000	Hewlett Packard Co.	842,000
		1,890,320
	Electronic Components: 1.16%
45,000	AVX Corp.	694,350
40,000	Vishay Intertechnology, Inc. (a)	587,200
		1,281,550
	Electronic Production Equipment: 1.85%
130,000	Aetrium, Inc. (a)	302,900
20,000	Lam Research Corp. (a)	1,035,600
35,976	Ultratech, Inc. (a)	715,203
		2,053,703
	Semiconductors: 4.53%
40,000	Diodes, Inc. (a)	1,079,600
45,000	Integrated Device Technology, Inc. (a)	299,700

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	ELECTRONIC TECHNOLOGY: 17.91% (continued)
	Semiconductors: 4.53% (continued)
35,000	Intel Corp.	$736,050
35,000	National Semiconductor Corp.	481,600
70,000	Pericom Semiconductor Corp. (a)	768,600
57,504	Taiwan Semiconductor Manufacturing Company Ltd. – ADR	721,100
80,000	TriQuint Semiconductor, Inc. (a)	935,200
		5,021,850
	Telecommunications Equipment: 0.78%
45,000	Corning, Inc.	869,400
	Total Electronic Technology (Cost $12,497,872)	19,873,918

	ENERGY MINERALS: 8.53%
	Integrated Oil: 3.78%
11,000	Chevron Corp.	1,003,750
15,000	Exxon Mobil Corp.	1,096,800
36,000	Marathon Oil Corp.	1,333,080
20,000	Petroleo Brasileiro S.A. – ADR	756,800
		4,190,430
	Oil & Gas Production: 4.75%
18,000	Anadarko Petroleum Corp.	1,370,880
10,000	Apache Corp.	1,192,300
39,500	Chesapeake Energy Corp.	1,023,445
9,000	Devon Energy Corp.	706,590
10,000	Occidental Petroleum Corp.	981,000
		5,274,215
	Total Energy Minerals (Cost $5,692,606)	9,464,645

	FINANCE: 10.06%
	Financial Conglomerates: 1.63%
23,200	JPMorgan Chase & Co.	984,144
14,000	Prudential Financial, Inc.	821,940
		1,806,084
	Investment Banks/Brokers: 1.47%
20,000	Ameriprise Financial, Inc.	1,151,000
20,000	NASDAQ OMX Group, Inc. (a)	474,200
		1,625,200
	Life/Health Insurance: 1.58%
15,000	Metlife, Inc.	666,600
45,000	Unum Group	1,089,900
		1,756,500
	Major Banks: 2.33%
20,000	Bank of America Corp.	266,800
20,000	Bank of New York Mellon Corp.	604,000
30,000	BB&T Corp.	788,700
30,000	Wells Fargo & Co.	929,700
		2,589,200
	Property/Casualty Insurance: 1.53%
15,000	Endurance Specialty Holdings Ltd. (b)	691,050
18,000	Travelers Companies, Inc.	1,002,780
		1,693,830
	Real Estate Investment Trusts: 0.92%
55,000	BioMed Realty Trust, Inc.	1,025,750

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	FINANCE: 10.06% (continued)
	Regional Banks: 0.60%
45,000	TCF Financial Corp. (c)	$666,450
	Total Finance (Cost $7,977,133)	11,163,014

	HEALTH SERVICES: 2.56%
	Managed Health Care: 1.69%
26,000	Aetna, Inc.	793,260
30,000	Unitedhealth Group, Inc.	1,083,300
		1,876,560
	Services to the Health Industry: 0.87%
120,000	Healthstream, Inc. (a) (c)	964,800
	Total Health Services (Cost $1,241,057)	2,841,360

	HEALTH TECHNOLOGY: 7.44%
	Biotechnology: 0.84%
15,000	Cephalon Inc. (a)	925,800

	Medical Specialties: 3.97%
18,000	Baxter International, Inc.	911,160
19,000	Covidien PLC (b)	867,540
65,168	Palomar Medical Technologies, Inc. (a)	926,037
17,000	Thermo Fisher Scientific, Inc. (a)	941,120
65,000	Vascular Solutions, Inc. (a)	761,800
		4,407,657
	Pharmaceuticals: Major: 2.63%
17,500	Abbott Laboratories	838,425
30,000	Bristol-Myers Squibb Co.	794,400
16,000	Johnson & Johnson	989,600
5,000	Novartis AG – ADR (c)	294,750
		2,917,175
	Total Health Technology (Cost $6,624,754)	8,250,632

	INDUSTRIAL SERVICES: 4.56%
	Contract Drilling: 2.35%
17,000	Diamond Offshore Drilling, Inc. (c)	1,136,790
33,000	Nabors Industries Ltd. (a) (b)	774,180
20,000	Rowan Companies, Inc. (a)	698,200
		2,609,170
	Engineering & Construction: 0.87%
45,000	Tutor Perini Corp.	963,450

	Environmental Services: 0.34%
22,000	US Ecology, Inc.	382,360

	Oilfield Services/Equipment: 1.00%
15,000	Oceaneering International, Inc. (a)	1,104,450
	Total Industrial Services (Cost $3,963,910)	5,059,430

	NON-ENERGY MINERALS: 3.73%
	Construction Materials: 0.45%
287,000	Smith Midland Corp. (a) (e)	502,250

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	NON-ENERGY MINERALS: 3.73% (continued)
	Other Metals/Minerals: 1.26%
15,000	BHP Billiton Ltd. – ADR (c)	$1,393,800

	Precious Metals: 2.02%
10,720	Freeport-McMoRan Copper & Gold, Inc.	1,287,365
75,000	Yamana Gold, Inc. (b)	960,000
		2,247,365
	Total Non-Energy Minerals (Cost $2,088,123)	4,143,415

	PROCESS INDUSTRIES: 4.79%
	Agricultural Commodities/Milling: 1.03%
38,000	Archer-Daniels-Midland Co.	1,143,040

	Chemicals: Agricultural: 1.38%
20,000	Mosaic Co.	1,527,200

	Chemicals: Major Diversified: 0.67%
15,000	E.I. Du Pont de Nemours and Co.	748,200

	Chemicals: Specialty: 0.69%
20,000	OM Group, Inc. (a)	770,200

	Industrial Specialties: 1.02%
55,000	Olin Corp.	1,128,600
	Total Process Industries (Cost $2,802,848)	5,317,240

	PRODUCER MANUFACTURING: 3.69%
	Electrical Products: 0.94%
60,000	Harbin Electric, Inc. (a) (c)	1,041,000

	Industrial Machinery: 1.28%
14,000	Eaton Corp.	1,421,140

	Trucks/Construction/Farm Machinery: 1.47%
45,000	Manitowoc Company, Inc.	589,950
10,000	Navistar International Corp. (a)	579,100
15,000	Terex Corp. (a)	465,600
		1,634,650
	Total Producer Manufacturing (Cost $3,203,863)	4,096,790

	RETAIL TRADE: 6.66%
	Apparel/Footwear Retail: 2.72%
65,000	American Eagle Outfitters, Inc.	950,950
20,000	Nordstrom, Inc.	847,600
70,000	Stage Stores, Inc.	1,213,800
		3,012,350
	Department Stores: 0.70%
24,000	J.C. Penney Company, Inc.	775,440

	Discount Stores: 0.63%
13,000	Wal-Mart Stores, Inc.	701,090

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	RETAIL TRADE: 6.66% (continued)
	Drugstore Chains: 1.05%
30,000	Walgreen Co.	$1,168,800

	Home Improvement Chains: 0.79%
25,000	Home Depot, Inc.	876,500

	Specialty Stores: 0.77%
24,000	Williams-Sonoma, Inc.	856,560
	Total Retail Trade (Cost $4,858,150)	7,390,740

	TECHNOLOGY SERVICES: 4.78%
	Information Technology Services: 0.93%
7,000	International Business Machines Corp.	1,027,320

	Internet Software/Services: 0.68%
70,000	United Online, Inc.	462,000
3,700	United Technologies Corp.	291,264
		753,264
	Packaged Software: 3.17%
150,500	American Software, Inc. – Class A	1,018,885
85,000	Compuware Corp. (a)	991,950
30,000	Microsoft Corp.	837,600
40,000	Symantec Corp. (a)	669,600
		3,518,035
	Total Technology Services (Cost $3,959,288)	5,298,619

	TRANSPORTATION: 4.53%
	Marine Shipping: 1.51%
20,000	Nordic American Tanker Shipping Ltd. (b) (c)	520,400
15,000	Tidewater, Inc.	807,600
35,000	Tsakos Energy Navigation Ltd. (b)	350,000
		1,678,000
	Railroads: 2.65%
17,000	CSX Corp.	1,098,370
17,500	Norfolk Southern Corp.	1,099,350
8,000	Union Pacific Corp.	741,280
		2,939,000
	Trucking: 0.37%
15,000	Arkansas Best Corp.	411,300
	Total Transportation (Cost $2,677,809)	5,028,300

	UTILITIES: 0.91%
	Electric Utilities: 0.91%
6,000	DTE Energy Co.	271,920
19,000	Edison International	733,400
	Total Utilities (Cost $816,502)	1,005,320
	Total Common Stocks (Cost $72,419,962)	107,797,493

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares	SHORT-TERM INVESTMENTS: 2.52%	Value
	Money Market Funds: 2.52%
2,790,357	AIM STIT-STIC Prime Portfolio, Institutional Class, 0.16% (d) (Cost $2,790,357)	$2,790,357

	INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL: 4.02%
4,464,558	AIM STIT-STIC Prime Portfolio, Institutional Class, 0.16% (d) (Cost $4,464,558)	4,464,558

	Total Investments (Cost $79,674,877): 103.70%	115,052,408
	Liabilities in Excess of Other Assets: (3.70)%	(4,103,946)
	Total Net Assets: 100.00%	$110,948,462

ADR – American Depositary Receipt
(a)Non-income producing security.
(b)U.S. traded security of a foreign issuer.
(c)All or a portion of this security is on loan.  Total loaned securities had a market value of $4,388,177 at December 31, 2010.  See Note 9 in Notes to Financial Statements.
(d)Rate shown is the 7-day yield as of December 31, 2010.
(e)Affiliated Company; the Fund owns 5% or more of the outstanding voting securities of the issuer.  See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares	COMMON STOCKS: 97.96%	Value
	COMMUNICATIONS: 2.07%
	Major Telecommunications: 2.07%
6,000	Nippon Telegraph & Telephone Corp. – ADR	$137,640
6,700	Verizon Communications, Inc.	239,726
	Total Communications (Cost $327,491)	377,366

	CONSUMER DURABLES: 5.38%
	Automotive Aftermarket: 0.71%
5,500	Cooper Tire & Rubber Co.	129,690

	Electronics/Appliances: 0.83%
1,700	Whirlpool Corp.	151,011

	Homebuilding: 0.94%
4,400	D.R. Horton, Inc.	52,492
4,100	M.D.C. Holdings, Inc.	117,957
		170,449
	Other Consumer Specialties: 0.83%
2,500	Fortune Brands, Inc.	150,625

	Recreational Products: 2.07%
14,000	Activision Blizzard, Inc.	174,160
8,000	Mattel, Inc.	203,440
		377,600
	Total Consumer Durables (Cost $978,754)	979,375

	CONSUMER NON-DURABLES: 7.00%
	Apparel/Footwear: 1.98%
2,400	Nike, Inc. – Class B	205,008
1,800	VF Corp.	155,124
		360,132
	Beverages: Non-Alcoholic: 1.08%
3,000	Coca-Cola Co.	197,310

	Food: Major Diversified: 0.86%
5,000	Kraft Foods, Inc. – Class A	157,550

	Food: Meat/Fish/Dairy: 0.85%
9,000	Tyson Foods, Inc. – Class A	154,980

	Household/Personal Care: 1.27%
1,700	Colgate-Palmolive Co.	136,629
1,460	Procter & Gamble Co.	93,922
		230,551
	Tobacco: 0.96%
2,975	Philip Morris International Inc.	174,127
	Total Consumer Non-Durables (Cost $890,715)	1,274,650

	CONSUMER SERVICES: 4.84%
	Cable/Satellite TV: 1.09%
9,000	Comcast Corp.	197,730

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	CONSUMER SERVICES: 4.84% (continued)
	Casinos/Gaming: 0.97%
10,000	International Game Technology	$176,900

	Media Conglomerates: 1.03%
5,000	Walt Disney Co.	187,550

	Movies/Entertainment: 0.74%
9,400	World Wrestling Entertainment, Inc. – Class A	133,856

	Restaurants: 1.01%
2,400	McDonald’s Corp.	184,224
	Total Consumer Services (Cost $703,294)	880,260

	DISTRIBUTION SERVICES: 2.85%
	Electronics Distributors: 0.56%
9,000	Wayside Technology Group, Inc.	101,340

	Medical Distributors: 1.16%
3,000	McKesson Corp.	211,140

	Wholesale Distributors: 1.13%
4,000	Genuine Parts Co.	205,360
	Total Distribution Services (Cost $362,001)	517,840

	ELECTRONIC TECHNOLOGY: 11.25%
	Aerospace & Defense: 3.15%
1,925	American Science and Engineering, Inc.	164,068
2,300	Boeing Co.	150,098
1,700	L-3 Communications Holdings, Inc.	119,833
2,000	Lockheed Martin Corp.	139,820
		573,819
	Computer Processing Hardware: 0.81%
3,500	Hewlett Packard Co.	147,350

	Electronic Components: 1.31%
9,700	AVX Corp.	149,671
4,400	Jabil Circuit, Inc.	88,396
		238,067
	Semiconductors: 5.09%
3,200	Analog Devices, Inc.	120,544
10,000	Intel Corp.	210,300
5,600	Microchip Technology, Inc.	191,576
7,100	National Semiconductor Corp.	97,696
10,976	Taiwan Semiconductor Manufacturing Company Ltd. – ADR	137,639
5,200	Texas Instruments, Inc.	169,000
		926,755
	Telecommunications Equipment: 0.89%
14,000	Telefonaktiebolaget LM Ericsson – ADR	161,420
	Total Electronic Technology (Cost $1,736,396)	2,047,411

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	ENERGY MINERALS: 7.87%
	Integrated Oil: 5.23%
2,200	Chevron Corp.	$200,750
2,400	Exxon Mobil Corp.	175,488
6,500	Marathon Oil Corp.	240,695
4,200	Petroleo Brasileiro S.A. – ADR	158,928
3,300	Total SA – ADR (b)	176,484
		952,345
	Oil & Gas Production: 2.64%
1,400	Apache Corp.	166,922
6,000	Chesapeake Energy Corp.	155,460
2,000	Devon Energy Corp.	157,020
		479,402
	Total Energy Minerals (Cost $1,018,345)	1,431,747

	FINANCE: 13.98%
	Financial Conglomerates: 1.59%
3,700	JPMorgan Chase & Co.	156,954
2,250	Prudential Financial, Inc.	132,097
		289,051
	Investment Banks/Brokers: 1.06%
1,150	Goldman Sachs Group, Inc.	193,384

	Life/Health Insurance: 0.86%
6,500	Unum Group	157,430

	Major Banks: 3.13%
7,652	Bank of America Corp.	102,078
4,500	Bank of New York Mellon Corp.	135,900
7,500	BB&T Corp.	197,175
1,800	Toronto-Dominion Bank (a)	133,758
		568,911
	Property/Casualty Insurance: 4.71%
5,850	American Financial Group, Inc.	188,896
3,000	Chubb Corp.	178,920
3,300	Endurance Specialty Holdings Ltd. (a)	152,031
3,300	Travelers Companies, Inc.	183,843
5,625	W.R. Berkley Corp.	154,013
		857,703
	Real Estate Investment Trusts: 0.89%
5,800	LTC Properties, Inc.	162,864

	Savings Banks: 1.74%
10,000	Hudson City Bancorp, Inc.	127,400
10,000	New York Community Bancorp, Inc.	188,500
		315,900
	Total Finance (Cost $2,346,335)	2,545,243

	HEALTH TECHNOLOGY: 5.63%
	Medical Specialties: 2.57%
3,500	Baxter International, Inc.	177,170
3,500	Covidien PLC (a)	159,810

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	HEALTH TECHNOLOGY: 5.63% (continued)
	Medical Specialties: 2.57% (continued)
3,500	Medtronic, Inc.	$129,815
		466,795
	Pharmaceuticals: Major: 3.06%
2,800	Abbott Laboratories	134,148
5,990	Bristol-Myers Squibb Co.	158,615
1,900	Johnson & Johnson	117,515
2,500	Novartis AG – ADR	147,375
		557,653
	Total Health Technology (Cost $938,489)	1,024,448

	INDUSTRIAL SERVICES: 3.35%
	Contract Drilling: 0.84%
2,300	Diamond Offshore Drilling, Inc.	153,801

	Environmental Services: 1.42%
6,400	US Ecology, Inc.	111,232
4,000	Waste Management Inc.	147,480
		258,712
	Oil & Gas Pipelines: 1.09%
8,000	Williams Companies, Inc.	197,760
	Total Industrial Services (Cost $615,951)	610,273

	NON-ENERGY MINERALS: 4.62%
	Other Metals/Minerals: 1.28%
2,500	BHP Billiton Ltd. – ADR	232,300

	Precious Metals: 2.57%
2,400	Freeport-McMoRan Copper & Gold, Inc.	288,216
14,000	Yamana Gold, Inc. (a)	179,200
		467,416
	Steel: 0.77%
3,200	Nucor Corp.	140,224
	Total Non-Energy Minerals (Cost $468,472)	839,940

	PROCESS INDUSTRIES: 4.67%
	Agricultural Commodities/Milling: 0.74%
4,500	Archer-Daniels-Midland Co.	135,360

	Chemicals: Major Diversified: 1.09%
4,000	E.I. Du Pont de Nemours and Co.	199,520

	Chemicals: Specialty: 2.16%
22,000	Aceto Corp.	198,000
6,400	Methanex Corp. (a)	194,560
		392,560
	Industrial Specialties: 0.68%
6,000	Olin Corp.	123,120
	Total Process Industries (Cost $626,749)	850,560

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	PRODUCER MANUFACTURING: 4.94%
	Industrial Conglomerates: 1.59%
1,900	3m Co.	$163,970
2,675	Ingersoll-Rand Company Ltd. – Class A	125,966
		289,936
	Industrial Machinery: 1.51%
2,700	Eaton Corp.	274,077

	Metal Fabrication: 0.50%
7,334	Insteel Industries, Inc.	91,601

	Trucks/Construction/Farm Machinery: 1.34%
2,600	Caterpillar, Inc.	243,516
	Total Producer Manufacturing (Cost $575,269)	899,130

	RETAIL TRADE: 5.58%
	Apparel/Footwear Retail: 2.32%
9,000	American Eagle Outfitters, Inc.	131,670
5,500	Gap Inc.	121,770
4,000	Nordstrom, Inc.	169,520
		422,960
	Department Stores: 0.46%
2,600	J.C. Penney Company, Inc.	84,006

	Discount Stores: 0.89%
3,000	Wal-Mart Stores, Inc.	161,790

	Electronics/Appliances Stores: 0.57%
3,000	Best Buy Co., Inc.	102,870

	Home Improvement Chains: 0.67%
3,500	Home Depot, Inc.	122,710

	Specialty Stores: 0.67%
3,400	Williams-Sonoma, Inc.	121,346
	Total Retail Trade (Cost $934,832)	1,015,682

	TECHNOLOGY SERVICES: 5.63%
	Data Processing Services: 0.97%
3,800	Automatic Data Processing, Inc.	175,864

	Information Technology Services: 1.05%
1,300	International Business Machines Corp.	190,788

	Internet Software/Services: 1.60%
18,000	United Online, Inc.	118,800
2,200	United Technologies Corp.	173,184
		291,984
	Packaged Software: 2.01%
23,000	American Software, Inc. – Class A	155,710
7,500	Microsoft Corp.	209,400
		365,110
	Total Technology Services (Cost $917,354)	1,023,746

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	TRANSPORTATION: 6.21%
	Air Freight/Couriers: 0.56%
1,400	United Parcel Service, Inc. – Class B	$101,612

	Marine Shipping: 2.50%
19,000	Navios Maritime Holdings Inc. (a)	100,320
5,642	Ship Finance International Ltd. (a)	121,416
2,000	Tidewater, Inc.	107,680
12,500	Tsakos Energy Navigation Ltd. (a)	125,000
		454,416
	Railroads: 2.00%
3,200	CSX Corp.	206,752
2,500	Norfolk Southern Corp.	157,050
		363,802
	Trucking: 1.15%
3,500	Arkansas Best Corp.	95,970
2,800	J.B. Hunt Transport Services, Inc.	114,268
		210,238
	Total Transportation (Cost $877,403)	1,130,068

	UTILITIES: 2.09%
	Electric Utilities: 2.09%
3,000	DTE Energy Co.	135,960
3,100	Edison International	119,660
3,000	Exelon Corp.	124,920
	Total Utilities (Cost $358,029)	380,540
	Total Common Stocks (Cost $14,675,879)	17,828,279

	SHORT-TERM INVESTMENTS: 2.32%
	Money Market Funds: 2.32%
422,182	AIM STIT-STIC Prime Portfolio, Institutional Class, 0.16% (b) (Cost $422,182)	422,182

	Total Investments (Cost $15,098,061): 100.28%	18,250,461
	Liabilities in Excess of Other Assets: (0.28)%	(50,461)
	Net Assets: 100.00%	$18,200,000

ADR – American Depositary Receipt
(a)U.S. traded security of a foreign issuer.
(b)Rate shown is the 7-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Al Frank Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2010

		Al Frank
	Al Frank	Dividend
	Fund	Value Fund
ASSETS
Investments in securities, at value:
Non-affiliates (cost $79,420,951 and $15,098,061, respectively)1	$114,550,158	$18,250,461
Affiliates (cost $253,926 and $0, respectively)	502,250	—
Total investments in securities, at value
(cost $79,674,877 and $15,098,061, respectively)	115,052,408	18,250,461
Cash	—	843
Receivables:
Securities sold	1,275,093	—
Dividends and interest	83,064	22,907
Fund shares sold	43,849	—
Securities lending	12,296	—
Prepaid expenses	18,917	9,839
Total assets	116,485,627	18,284,050
LIABILITIES
Payables:
Collateral on securities loaned	4,464,558	—
Securities purchased	569,654	—
Fund shares redeemed	298,504	29,435
Due to advisor	88,324	10,742
Transfer agent fees and expenses	35,331	8,728
Distribution fees	22,565	3,749
Audit fees	18,300	18,300
Shareholder reporting expenses	16,752	1,937
Fund accounting fees	8,598	5,956
Administration fees	8,546	1,402
Custody fees	2,209	600
Chief Compliance Officer fee	1,000	833
Accrued expenses	2,824	2,368
Total liabilities	5,537,165	84,050
NET ASSETS	$110,948,462	$18,200,000
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class
Net assets applicable to shares outstanding	$106,961,657	$17,831,603
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	3,891,571	1,545,420
Net asset value, offering and redemption price per share	$27.49	$11.54
Advisor Class
Net assets applicable to shares outstanding	$3,986,805	$368,397
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	144,886	32,043
Net asset value, offering and redemption price per share	$27.52	$11.50
COMPONENTS OF NET ASSETS
Paid-in capital	$72,994,865	$16,559,832
Undistributed net investment income	67,033	6,409
Accumulated net realized gain/(loss) on investments	2,509,033	(1,518,641)
Net unrealized appreciation on investments	35,377,531	3,152,400
Net assets	$110,948,462	$18,200,000
1 Includes loaned securities with a market value of	$4,388,177	$—

The accompanying notes are an integral part of these financial statements.

Al Frank Funds

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

		Al Frank
	Al Frank	Dividend
	Fund	Value Fund
INVESTMENT INCOME
Income
Dividends (Net of withholding taxes of $9,237 and $4,957, respectively)	$1,844,963	$441,215
Interest	7,141	1,171
Securities lending	134,055	—
Total income	1,986,159	442,386
Expenses
Advisory fees (Note 4)	1,110,419	167,866
Distribution fees - Investor Class (Note 6)	265,306	40,734
Transfer agent fees and expenses (Note 4)	160,699	52,534
Administration fees (Note 4)	104,775	16,250
Fund accounting fees (Note 4)	51,623	35,356
Reports to shareholders	30,027	4,781
Registration expense	29,522	26,148
Audit fees	18,300	18,301
Legal fees	10,979	8,641
Custody fees (Note 4)	10,899	3,792
Trustee fees	10,049	7,127
Miscellaneous	8,213	3,537
Insurance	8,055	3,579
Chief Compliance Officer fee (Note 4)	6,833	5,000
Total expenses	1,825,699	393,646
Less: Expenses waived by advisor (Note 4)	(183,473)	(62,503)
Net expenses	1,642,226	331,143
Net investment income	343,933	111,243
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	11,301,450	664,008
Net change in unrealized appreciation on investments	6,773,097	1,507,854
Net realized and unrealized gain on investments	18,074,547	2,171,862
Net increase in net assets resulting from operations	$18,418,480	$2,283,105

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$343,933	$817,646
Net realized gain/(loss) on investments
Affiliates	—	55,965
Non-Affiliates	11,301,450	(6,594,199)
Net change in unrealized appreciation on investments	6,773,097	39,960,600
Net increase in net assets resulting from operations	18,418,480	34,240,012

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(328,448)	(781,665)
Advisor Class	(22,744)	(49,994)
Total distributions to shareholders	(351,192)	(831,659)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(29,058,740)	(18,117,706)
Total increase/(decrease) in net assets	(10,991,452)	15,290,647

NET ASSETS
Beginning of year	121,939,914	106,649,267
End of year	$110,948,462	$121,939,914
Accumulated net investment income	$67,033	$76,745

(a)  A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	191,863	$4,700,832	507,640	$9,166,957
Shares issued on reinvestment of distributions	11,445	312,670	33,119	750,814
Shares redeemed*	(1,317,281)	(31,621,262)	(1,467,972)	(28,409,185)
Net decrease	(1,113,973)	$(26,607,760)	(927,213)	$(18,491,414)
* Net of redemption fees of		$1,506		$8,442

Advisor Class
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	14,128	$335,988	54,979	$994,932
Shares issued on reinvestment of distributions	829	22,666	2,192	49,736
Shares redeemed*	(111,368)	(2,809,634)	(35,742)	(670,960)
Net increase/(decrease)	(96,411)	$(2,450,980)	21,429	$373,708
* Net of redemption fees of		$139		$—

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$111,243	$176,414
Net realized gain/(loss) on investments	664,008	(1,502,552)
Net change in unrealized appreciation on investments	1,507,854	4,599,233
Net increase in net assets resulting from operations	2,283,105	3,273,095

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class	(108,911)	(172,985)
Advisor Class	(3,088)	(7,461)
Total distributions to shareholders	(111,999)	(180,446)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(207,351)	(1,386,549)
Total increase in net assets	1,963,755	1,706,100

NET ASSETS
Beginning of year	16,236,245	14,530,145
End of year	$18,200,000	$16,236,245
Accumulated net investment income	$6,409	$7,609

(a)  A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	382,369	$3,975,998	140,049	$1,221,350
Shares issued on reinvestment of distributions	9,030	103,940	16,574	165,737
Shares redeemed*	(389,660)	(4,034,143)	(355,953)	(3,016,108)
Net increase/(decrease)	1,739	$45,795	(199,330)	$(1,629,021)
* Net of redemption fees of		$1,932		$539

Advisor Class
	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	9	$100	41,266	$283,619
Shares issued on reinvestment of distributions	269	3,088	748	7,460
Shares redeemed*	(24,045)	(256,334)	(5,163)	(48,607)
Net increase/(decrease)	(23,767)	$(253,146)	36,851	$242,472
* Net of redemption fees of		$—		$52

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$23.24	$17.33	$30.98	$32.84	$30.46

Income from investment operations:
Net investment income/(loss)^	0.07	0.14	0.14	0.04	(0.09)
Net realized and unrealized gain/(loss) on investments	4.26	5.93	(13.65)	1.34	3.16
Total from investment operations	4.33	6.07	(13.51)	1.38	3.07

Less distributions:
From net investment income	(0.08)	(0.16)	(0.14)	(0.05)	—
From net realized gain on investments	—	—	—	(3.19)	(0.70)
	(0.08)	(0.16)	(0.14)	(3.24)	(0.70)

Redemption fees retained	0.00 ^#	0.00 ^#	0.00 ^#	0.00 ^#	0.01 ^

Net asset value, end of year	$27.49	$23.24	$17.33	$30.98	$32.84

Total return	18.65%	35.02%	-43.60%	4.05%	10.09%

Ratios/supplemental data:
Net assets, end of year (thousands)	$106,961	$116,326	$102,834	$240,064	$278,559
Ratio of expenses to average net assets:
Before fee waivers	1.66%	1.67%	1.65%	1.58%	1.62%
After fee waivers	1.49%	1.49%	1.49%	1.49%	1.62%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.13%	0.54%	0.39%	0.02%	(0.29%)
After fee waivers	0.30%	0.72%	0.55%	0.11%	(0.29%)
Portfolio turnover rate	18.75%	8.43%	6.19%	1.70%	17.75%

^ Based on average shares outstanding.
#Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Al Frank Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Advisor Class
					April 30, 2006*
	Year Ended December 31,				Through
	2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$23.27	$17.35	$31.05	$32.90	$33.42

Income from investment operations:
Net investment income/(loss)	0.13 ^	0.19 ^	0.21 ^	0.13 ^	(0.06	)^
Net realized and unrealized gain/(loss) on investments	4.27	5.94	(13.70)	1.34	0.24
Total from investment operations	4.40	6.13	(13.49)	1.47	0.18

Less distributions:
From net investment income	(0.15)	(0.21)	(0.22)	(0.14)	—
From net realized gain on investments	—	—	—	(3.19)	(0.70)
	(0.15)	(0.21)	(0.22)	(3.33)	(0.70)

Redemption fees retained	0.00 ^#	—	0.01 ^	0.01 ^	0.00	^#

Net asset value, end of period	$27.52	$23.27	$17.35	$31.05	$32.90

Total return	18.92%	35.36%	-43.41%	4.35%	0.52	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,987	$5,614	$3,815	$8,078	$6,468
Ratio of expenses to average net assets:
Before fee waivers	1.41%	1.42%	1.40%	1.33%	1.45	%**
After fee waivers	1.24%	1.24%	1.24%	1.24%	1.45	%**
Ratio of net investment income/(loss) to average net assets:
Before fee waivers	0.38%	0.79%	0.65%	0.28%	(0.28	%)**
After fee waivers	0.55%	0.97%	0.81%	0.37%	(0.28	%)**
Portfolio turnover rate	18.75%	8.43%	6.19%	1.70%	17.75	%+

*	Commencement of operations.
**	Annualized.
+	Not annualized.
^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

Investor Class
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.15	$8.25	$13.02	$13.33	$11.89

Income from investment operations:
Net investment income^	0.07	0.11	0.11	0.06	0.07
Net realized and unrealized gain/(loss) on investments	1.39	1.90	(4.76)	0.23	1.72
Total from investment operations	1.46	2.01	(4.65)	0.29	1.79

Less distributions:
From net investment income	(0.07)	(0.11)	(0.12)	(0.06)	(0.07)
From net realized gain on investments	—	—	(0.00)#	(0.54)	(0.28)
	(0.07)	(0.11)	(0.12)	(0.60)	(0.35)

Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$11.54	$10.15	$8.25	$13.02	$13.33

Total return	14.39%	24.41%	-35.66%	2.13%	15.05%

Ratios/supplemental data:
Net assets, end of year (thousands)	$17,832	$15,672	$14,374	$27,746	$30,171
Ratio of expenses to average net assets:
Before fee waivers	2.35%	2.50%	2.32%	2.12%	2.07%
After fee waivers	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fee waivers	0.29%	0.69%	0.65%	0.27%	0.43%
After fee waivers	0.66%	1.21%	0.99%	0.41%	0.52%
Portfolio turnover rate	35.78%	2.17%	3.61%	4.49%	7.77%

^ Based on average shares outstanding.
#Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Al Frank Dividend Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

Advisor Class
					April 30, 2006*
	Year Ended December 31,				Through
	2010	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$10.12	$8.22	$12.99	$13.32	$13.18

Income from investment operations:
Net investment income^	0.09	0.12	0.14	0.08	0.10
Net realized and unrealized gain/(loss) on investments	1.39	1.92	(4.76)	0.22	0.42
Total from investment operations	1.48	2.04	(4.62)	0.30	0.52

Less distributions:
From net investment income	(0.10)	(0.14)	(0.15)	(0.10)	(0.10)
From net realized gain on investments	—	—	(0.00)#	(0.54)	(0.28)
	(0.10)	(0.14)	(0.15)	(0.64)	(0.38)

Redemption fees retained	—	0.00 ^#	—	0.01 ^	0.00	^#

Net asset value, end of period	$11.50	$10.12	$8.22	$12.99	$13.32

Total return	14.60%	24.79%	-35.48%	2.26%	3.95	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$368	$565	$156	$177	$671
Ratio of expenses to average net assets:
Before expense fee waivers	2.10%	2.25%	2.07%	1.87%	1.86	%**
After expense fee waivers	1.73%	1.73%	1.73%	1.73%	1.73	%**
Ratio of net investment income to average net assets:
Before expense fee waivers	0.48%	0.86%	0.95%	0.44%	1.00	%**
After expense fee waivers	0.85%	1.38%	1.28%	0.58%	1.13	%**
Portfolio turnover rate	35.78%	2.17%	3.61%	4.49%	7.77	%+

*	Commencement of operations.
**	Annualized.
+	Not annualized.
^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010

NOTE 1 – ORGANIZATION

The Al Frank Fund and the Al Frank Dividend Value Fund (the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Al Frank Fund is to seek growth of capital, which it attempts to achieve by investing in out of favor and undervalued equity securities. The investment objective of the Al Frank Dividend Value Fund is long-term total return from both capital appreciation and, secondarily, dividend income, which it seeks to achieve by investing in dividend-paying equity securities that it believes are out of favor and undervalued. The Al Frank Fund Investor and Advisor Classes commenced operations on January 2, 1998 and April 30, 2006, respectively.  The Al Frank Dividend Value Fund Investor and Advisor Classes commenced operations on September 30, 2004 and April 30, 2006, respectively.

Prior to April 30, 2006, the shares of the Funds had no specific class designation.  As of that date, all of the then outstanding shares were redesignated as Investor Class Shares.  As part of its multiple class plan, the Funds now also offer Advisor Class Shares.  Because the fees and expenses vary between the Investor Class Shares and the Advisor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Advisor Class Shares are expected to have lower expenses than the Investor Class Shares which will result in higher total returns.

Advisor Class Shares are offered primarily to qualified registered investment advisors, financial advisors and investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations.  Advisor Class Shares may be purchased through certain financial intermediaries and mutual fund supermarkets that charge their customers transaction or other fees with respect to their customers’ investment in the Funds.  The Funds may also be purchased by qualified investors directly through the Funds’ Transfer Agent.  Wrap account programs established with broker-dealers or financial intermediaries may purchase Advisor Class Shares only if the program for which the shares are being acquired will not require the Funds to pay any type of distribution or administration payment to any third-party.  A registered investment advisor may aggregate all client accounts investing in the Funds to meet the Advisor Class Shares investment minimum.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.   Security Valuation:  All investments in securities are recorded at their estimated fair value, as described in note 3.

B.   Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income taxes has been recorded.

 The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.   Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

 The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

 Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

 Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.  Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

 For the year ended December 31, 2010, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Al Frank Fund	$(2,453)	$2,453	$ —
Al Frank Dividend Value Fund	(444)	444	—

F.   REITs:  The Funds have made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Funds intend to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital.

G.   Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H.   Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of December 31, 2010:

Al Frank Fund
	Level 1	Level 2	Level 3	Total
Equity
Communications	$1,192,720	$—	$—	$1,192,720
Consumer Durables	6,044,880	—	—	6,044,880
Consumer Non-Durables	3,968,340	—	—	3,968,340
Consumer Services	4,160,370	—	—	4,160,370
Distribution Services	3,497,760	—	—	3,497,760
Electronic Technology	19,873,918	—	—	19,873,918
Energy Minerals	9,464,645	—	—	9,464,645
Finance	11,163,014	—	—	11,163,014
Health Services	2,841,360	—	—	2,841,360
Health Technology	8,250,632	—	—	8,250,632
Industrial Services	5,059,430	—	—	5,059,430
Non-Energy Minerals	4,143,415	—	—	4,143,415
Process Industries	5,317,240	—	—	5,317,240
Producer Manufacturing	4,096,790	—	—	4,096,790
Retail Trade	7,390,740	—	—	7,390,740
Technology Services	5,298,619	—	—	5,298,619
Transportation	5,028,300	—	—	5,028,300
Utilities	1,005,320	—	—	1,005,320
Total Equity	107,797,493	—	—	107,797,493
Short-Term Investments	7,254,915	—	—	7,254,915
Total Investments	$115,052,408	$—	$—	$115,052,408

Al Frank Dividend Value Fund
	Level 1	Level 2	Level 3	Total
Equity
Communications	$377,366	$—	$—	$377,366
Consumer Durables	979,375	—	—	979,375
Consumer Non-Durables	1,274,650	—	—	1,274,650
Consumer Services	880,260	—	—	880,260
Distribution Services	517,840	—	—	517,840
Electronic Technology	2,047,411	—	—	2,047,411
Energy Minerals	1,431,747	—	—	1,431,747
Finance	2,545,243	—	—	2,545,243
Health Technology	1,024,448	—	—	1,024,448
Industrial Services	610,273	—	—	610,273
Non-Energy Minerals	839,940	—	—	839,940
Process Industries	850,560	—	—	850,560
Producer Manufacturing	899,130	—	—	899,130
Retail Trade	1,015,682	—	—	1,015,682
Technology Services	1,023,746	—	—	1,023,746
Transportation	1,130,068	—	—	1,130,068
Utilities	380,540	—	—	380,540
Total Equity	17,828,279	—	—	17,828,279
Short-Term Investments	422,182	—	—	422,182
Total Investments	$18,250,461	$—	$—	$18,250,461

Refer to each Fund’s Schedule of Investments for industry breakout.

Transfers between levels are recognized at the end of the reporting period.  During the year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1 or Level 2.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

New Accounting Pronouncement – On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is in for interim and annual periods beginning after December 15, 2010.  At this time, the Funds are evaluating the implications of the update and the impact to the financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended December 31, 2010, Al Frank Asset Management, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended December 31, 2010, the Al Frank Fund and the Al Frank Dividend Value Fund incurred $1,110,419 and $167,866, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  For the year ended December 31, 2010, the Advisor agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit the Al Frank Fund’s Investor Class aggregate annual operating expenses to 1.49% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.24% of average daily net assets, and the Al Frank Dividend Value Fund’s Investor Class aggregate annual operating expenses to 1.98% of average daily net assets and Advisor Class aggregate annual operating expenses to 1.73% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of each Fund’s operations.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $183,473 and $62,503 for the Al Frank Fund and the Al Frank Dividend Value Fund, respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Al Frank Fund		Al Frank Dividend Value Fund
Year	Amount	Year	Amount
2011	$291,000	2011	$73,930
2012	203,579	2012	75,653
2013	183,473	2013	62,503
	$678,052		$212,086

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended December 31, 2010, the Al Frank Fund and the Al Frank Dividend Value Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

	Al Frank Fund	Al Frank Dividend Value Fund
Administration	$104,775	$16,250
Fund accounting	51,623	35,356
Transfer agency (a)	61,932	36,217
Custody	10,899	3,792

(a)  Does not include out-of-pocket expenses and sub-transfer agency fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

For the year ended December 31, 2010, the Al Frank Fund and the Al Frank Dividend Value Fund were allocated $6,833 and $5,000, respectively, of the Chief Compliance Officer fee.

NOTE 5 – OTHER AFFILIATES

Investments representing 5% or more of the outstanding securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of December 31, 2010 amounted to $502,250 representing 0.45% of net assets. Transactions during the year ended December 31, 2010 in the Al Frank Fund in which the issuer was an “affiliated person” are as follows:

Smith-Midland Corp.
Beginning Shares	287,000
Beginning Cost	$253,926
Purchase Cost	—
Sales Cost	—
Ending Cost	$253,926
Ending Shares	287,000
Dividend Income	$—
Net Realized Gain/(Loss)	$—

NOTE 6 – DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of each Fund’s Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2010, the Al Frank Fund – Investor Class and the Al Frank Dividend Value Fund – Investor Class paid the Distribution Coordinator $265,306 and $40,734, respectively.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Al Frank Fund, were $19,816,151 and $50,051,710, respectively.

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the Al Frank Dividend Value Fund, were $5,681,952 and $5,864,697, respectively.

Al Frank Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

NOTE 8 – LINES OF CREDIT

The Al Frank Fund and the Al Frank Dividend Value Fund have lines of credit in the amount of $21,700,000 and $3,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended December 31, 2010, the Funds did not draw upon their lines of credit.

NOTE 9 – SECURITIES LENDING

The Al Frank Fund has entered into a securities lending arrangement with Morgan Stanley Securities Servicing Inc. (the “Borrower”).  Under the terms of the agreement, the Fund is authorized to loan securities to the Borrower.  In exchange, the Fund receives cash collateral in the amount of at least 102% of the value of the securities loaned.  The cash collateral is invested in short-term instruments as noted in the Fund’s Schedule of Investments.  Securities lending income is disclosed in the Fund’s Statement of Operations.  Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the Borrower fails to return them.  The agreement provides that the Fund receives a guaranteed amount in securities lending revenue annually.

As of December 31, 2010, the value of securities loaned and collateral held by the Al Frank Fund are as follows:

Market Value of
Securities Loaned	Collateral
$4,388,177	$4,464,558

NOTE 10 – INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of distributions received from real estate investment trusts and wash sale losses deferred.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 for the Funds was as follows:

	Al Frank Fund		Al Frank Dividend Value Fund
	2010	2009	2010	2009
Ordinary income	$351,192	$831,659	$111,999	$180,446

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Al Frank
	Al Frank Fund	Dividend Value Fund
Cost of investments (a)	$79,682,028	$15,098,061
Gross unrealized appreciation	39,107,031	4,066,386
Gross unrealized depreciation	(3,736,651)	(913,986)
Net unrealized appreciation	35,370,380	3,152,400
Undistributed ordinary income	67,033	6,409
Undistributed long-term capital gain	2,516,184	—
Total distributable earnings	2,583,217	6,409
Other accumulated gains/(losses)	—	(1,518,641)
Total accumulated earnings/(losses)	$37,953,597	$1,640,168

(a)The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sales.

The Al Frank Dividend Value Fund had tax capital losses in the amount of $1,518,641 which may be carried over to offset future gains.  These losses expire in 2017.

Al Frank Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Al Frank Fund
Al Frank Dividend Value Fund

We have audited the accompanying statements of assets and liabilities of the Al Frank Fund and Al Frank Dividend Value Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated there on.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and broker or by other appropriate audit procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisor Series Trust, as of  December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above,  in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2011

Al Frank Funds

NOTICE TO SHAREHOLDERS at December 31, 2010 (Unaudited)

For the year ended December 31, 2010, the Al Frank Fund designated $351,192 and the Al Frank Dividend Value Fund designated $111,999 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Al Frank Fund and the Al Frank Dividend Value Fund was 100% and 100%, respectively.

For corporate shareholders in the Al Frank Fund and the Al Frank Dividend Value Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2010 was 100% and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Sections 871(k)(1)(C) for the Al Frank Fund and the Al Frank Dividend Value Fund is 0% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888.263.6443 or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 888.263.6443.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Information included in the Funds’ Form N-Q is also available by calling 888.263.6443.

Al Frank Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of
				Portfolios
		Term of		in Fund
	Position	Office and		Complex
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Other Directorships Held
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	During Past Five Years

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite term	Independent Mutual Fund Consultant,	2	None.
(age 60)		since January	(1995 to present); Advisor Corporate
615 E. Michigan Street		2011.	Controller, Transamerica Fund
Milwaukee, WI 53202			Management Company (1994 to 1995);
			Senior Vice President, Mutual Fund
			and Custody Operations (1992 to 1993);
			Vice President and Controller, Mutual
			Fund Accounting, American Capital
			Mutual Funds (1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite term	Retired; former Financial Consultant	2	Trustee, The Forward
(age 74)		since February	and former Executive Vice President		Funds (35 portfolios).
615 E. Michigan Street		1997.	and Chief Operating Officer of ICI
Milwaukee, WI 53202			Mutual Insurance Company (until
			January 1997).

George J. Rebhan	Trustee	Indefinite term	Retired; formerly President, Hotchkis	2	Independent Trustee
(age 76)		since May	and Wiley Funds (mutual funds)		from 1999 to 2009,
615 E. Michigan Street		2002.	(1985 to 1993).		E*TRADE Funds.
Milwaukee, WI 53202

George T. Wofford	Trustee	Indefinite term	Retired; formerly Senior Vice	2	None.
(age 71)		since February	President, Federal Home Loan
615 E. Michigan Street		1997.	Bank of San Francisco.
Milwaukee, WI 53202

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite term	President, CEO, U.S. Bancorp Fund	2	None.
(age 63)	Trustee	since September	Services, LLC (May 1991 to present).
615 E. Michigan Street		2008.
Milwaukee, WI 53202

Officers
	Position	Term of Office
Name, Address	Held with	and Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp Fund Services, LLC
(age 63)	Chief Executive Officer	September 2007.	(May 1991 to present).
615 E. Michigan Street
Milwaukee, WI 53202

Douglas G. Hess	President and Principal	Indefinite term since	Vice President, Compliance and Administration,
(age 43)	Executive Officer	June 2003.	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street
Milwaukee, WI 53202

Cheryl L. King	Treasurer and Principal	Indefinite term since	Assistant Vice President, Compliance and Administration,
(age 49)	Financial Officer	December 2007.	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street
Milwaukee, WI 53202

Al Frank Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

	Position	Term of Office
Name, Address	Held with	and Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Michael L. Ceccato	Vice President,	Indefinite term since	Vice President, U.S. Bancorp Fund Services, LLC
(age 53)	Chief Compliance Officer	September 2009.	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	and AML Officer		Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 45)		June 2007.	Services, LLC (May 2006 to present); Senior Counsel,
615 E. Michigan Street			Wells Fargo Funds Management, LLC (May 2005 to
Milwaukee, WI 53202			May 2006); Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 888.263.6443.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 888.263.6443 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Al Frank Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreements for the Al Frank Fund and the Al Frank Dividend Value Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreements:

1.THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENTS.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

Al Frank Fund:  The Board noted that the Al Frank Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the ten-year total return, above its peer group average, but below its peer group median, for the year-to-date and one-year total returns, and below its peer group median and average for the three-year and five-year total returns.

The Board noted that the Al Frank Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the ten-year total return, but below its peer group median and average for all other relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

Al Frank Dividend Value Fund:  The Board noted that the Al Frank Dividend Value Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the three-year and since inception total returns, above the average of its peer group, but below the median, for the five-year total return, and below the median and average of its peer group for the year-to-date and one-year total returns.

The Board noted that the Al Frank Dividend Value Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-year and since-inception total returns, but below the median and average of its peer group for the year-to-date, one-year and five-year total returns.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

Al Frank Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

3.THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Funds.

Al Frank Fund:  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Al Frank Fund of 1.49% for the Investor Class shares and 1.24% for the Advisor Class shares (respectively, the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the median and average of its peer group, while the total expense ratio for the Advisor Class shares was below the median and average of its peer group.  The Board also noted that the contractual advisory fee was above the median and average of its peer group.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the standard fees charged to the Advisor’s separately managed account clients.  The Trustees noted that while the Fund’s expenses and advisory fee were somewhat above that of its peer group, the Fund’s performance, after taking into account fees and expenses, compared favorably to its peer group, particularly with regard to its longer term performance.

Al Frank Dividend Value Fund:  The Board noted that the Advisor had contractually agreed to maintain an Expense Cap for the Al Frank Dividend Value Fund of 1.98% for the Investor Class shares and 1.73% for the Advisor Class shares.  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were above its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the standard fees charged to the Advisor’s separately managed account clients.  The Trustees noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that its net advisory fee was not outside the range of its peer group and that its longer term performance after taking into account fees and expenses was also above its peer group.

4.ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the Expense Caps. The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with each Fund as asset levels increase.

5.THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, such as benefits received in the form of Rule 12b-1 fees and potential subscriptions to its proprietary newsletter. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Al Frank Fund and the Al Frank Dividend Value Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Al Frank Fund and the Al Frank Dividend Value Fund would be in the best interest of each Fund and its shareholders.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Al Frank Asset Management, Inc.
85 Argonaut, Suite 220
Aliso Viejo, CA  92656
alfrankfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
888.263.6443

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  Statements and other information herein are dated and are subject to change.

If you have any questions or need help with your account,
call our customer service team at:

888.263.6443

The Al Frank Funds Web site contains resources for both
current and potential shareholders, including:

•   Performance through the most recent quarter and
 month end
•   Applications, including new account forms, IRA and
 IRA transfer forms
•   Electronic copies of the Prospectus, Annual Report and
Semi-Annual Report

All of this information and more is available at:

alfrankfunds.com

Must be preceded or accompanied by a prospectus. Please
refer to the prospectus for important information about
the investment company, including investment objectives,
risks, charges and expenses.

Small company investing involves greater volatility,
limited liquidity and other risks.

Distributed by Quasar Distributors, LLC. 2/11

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$31,000	$41,200
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/7/11

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   3/7/11

* Print the name and title of each signing officer under his or her signature.